                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

--------------------------------------------------------------------------------

                        INVESCO TREASURER'S SERIES TRUST

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         ______________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
         ______________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ______________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
         ______________________________________________________________

     (5) Total fee paid:
         ______________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
          ____________________________________________

     (2)  Form, Schedule or Registration Statement No.:
          ____________________________________________

     (3)  Filing Party:
          ____________________________________________

     (4)  Date Filed:
          ____________________________________________

                                               INVESCO TREASURER'S SERIES TRUST

[LOGO OF INVESCO APPEARS HERE]
                                                              DECEMBER 26, 1996

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Dear INVESCO Treasurer's Series Trust Shareholder:

  Enclosed is a Proxy Statement for the January 31, 1997 special meeting of shareholders of INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund (together, the "Funds"), the two series of INVESCO Treasurer's Series Trust (the "Company").

  As you may have heard, INVESCO PLC ("INVESCO") has entered into an agreement to merge with A I M Management Group Inc. ("AIM"), under which AIM will become part of INVESCO. INVESCO is the ultimate parent company of INVESCO Capital Management, Inc., the investment adviser to the Company.

  As explained more fully in the attached Proxy Statement, at the time the INVESCO/AIM merger takes effect, the Company's present investment advisory contract will terminate automatically, as a matter of law. Although Company shareholders are not being asked to approve the merger, they must vote on the necessary new investment advisory contract. Accordingly, to provide continuity of investment advisory services to the Company, the Board of Trustees is ask-ing shareholders to approve the following proposal:

 . All shareholders of the Company will be asked to approve a new invest-ment advisory agreement for the Company, with the same parties and on terms substantially identical to the existing investment advisory agree-ment.

  In addition, all shareholders are being asked to elect trustees of the Com-pany and to ratify the selection of Price Waterhouse LLP as the Company's in-dependent accountants. The accompanying Proxy Statement provides additional detailed information on these proposals, the INVESCO/AIM merger and the Compa-ny.

  WE ARE REQUIRED BY LAW TO INFORM YOU AS TO CERTAIN DETAILS OF THE TRANSAC-TION, EVEN THOUGH YOU ARE NOT VOTING TO APPROVE THE MERGER. WHAT IS MOST IM-PORTANT FOR YOU AS A SHAREHOLDER OF THE FUNDS IS THAT APPROVAL OF THE PROPOS-ALS LISTED ABOVE WILL IN NO WAY INCREASE THE ADVISORY FEES OR EXPENSES OF THE COMPANY OR THE FUNDS OR CHANGE THE LEVEL, NATURE OR QUALITY OF SERVICES YOU RECEIVE. EACH OF THESE PROPOSALS HAS BEEN APPROVED BY THE BOARD OF TRUSTEES OF THE COMPANY, WHICH RECOMMENDS THAT SHAREHOLDERS APPROVE THEM AS WELL.

  The Board of Trustees believes that these proposals are in the best inter-ests of the shareholders. Therefore, we ask that you read the enclosed materi-als and vote promptly. Should you have any questions, please feel free to call our client services representatives at 1-800-241-5477. They will be happy to answer any questions that you might have.

  YOUR VOTE IS IMPORTANT. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY, THE FUNDS AND TO YOU AS A SHAREHOLDER. IF WE DO NOT RECEIVE SUFFICIENT VOTES TO APPROVE THESE PROPOSALS, WE MAY HAVE TO SEND ADDITIONAL MAILINGS OR CONDUCT TELEPHONE CANVASSING. THEREFORE, PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE ON THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVE-LOPE.

Sincerely,

/s/ George S. Robinson, Jr.

George S. Robinson, Jr.
President

INVESCO Treasurer's Series Trust --
 INVESCO Treasurer's Money Market Reserve Fund
 INVESCO Treasurer's Tax-Exempt Reserve Fund

9717

                                               INVESCO TREASURER'S SERIES TRUST

                                                         7800 EAST UNION AVENUE
                                                         DENVER, COLORADO 80237
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON JANUARY 31, 1997

  Notice is hereby given that a special meeting of shareholders (the "Meet-ing") of INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund (together, the "Funds") of INVESCO Treasurer's Series Trust (the "Company") will be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222 on Friday, January 31, 1997, at 10:00 a.m., Mountain Standard Time, for the following purposes.

 1. To approve or disapprove a new investment advisory agreement between the Company and INVESCO Capital Management, Inc. ("ICM"), such agree-ment to take effect only if the proposed merger of A I M Management Group Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is con-summated (the "Merger"). INVESCO PLC is the ultimate parent of ICM.

 2. To elect eleven trustees of the Company.

 3. To ratify or reject the selection of Price Waterhouse LLP as indepen-dent accountants for the Company for the fiscal year ending December 31, 1997.

 4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

  None of these proposals is expected to result in any change in the way the Funds are managed, in the advisory fees or in the services you receive as a shareholder.

  The board of trustees of the Company has fixed the close of business on De-cember 9, 1996, as the record date for the determination of shareholders enti-tled to notice of and to vote at the Meeting or any adjournment(s) thereof.

  A complete list of shareholders of the Funds entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Funds for any purpose germane to the Meeting during ordinary business hours after December 15, 1996, at the offices of the Company, 7800 East Union Avenue, Den-ver, Colorado 80237.

  You are cordially invited to attend the Meeting. Shareholders who do not ex-pect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires NO postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the board of trustees of the Company.

                                   IMPORTANT

  Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting.

  The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Company will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to elect the specified number of trustees and to approve Proposals 1. and 3.

  Your vote, then, could be critical in allowing the Company to hold the Meet-ing as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your coopera-tion is appreciated.

                                             By Order of the Board of Trustees,


                                                      /s/ Tony D. Green
                                                      Tony D. Green
                                                      Secretary

Denver, Colorado
Dated: December 26, 1996

                                               INVESCO TREASURER'S SERIES TRUST

                                                              DECEMBER 26, 1996
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       INVESCO TREASURER'S SERIES TRUST
                            7800 EAST UNION AVENUE
                            DENVER, COLORADO 80237

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF SHAREHOLDERS

                       TO BE HELD JANUARY 31, 1997

                                 INTRODUCTION

  The enclosed proxy is being solicited by the board of trustees (the "Board" or the "Trustees") of INVESCO Treasurer's Series Trust (the "Company") on be-half of INVESCO Treasurer's Money Market Reserve Fund (the "Treasurer's Money Market Reserve Fund") and INVESCO Treasurer's Tax-Exempt Reserve Fund (the "Treasurer's Tax-Exempt Reserve Fund") (together, the "Funds"), the two series of the Company, for use in connection with the special meeting of shareholders of the Company (the "Meeting") to be held at 10:00 a.m., Mountain Standard Time, on Friday, January 31, 1997, at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, and at any adjournment(s) thereof for the purposes set forth in the foregoing notice. THE COMPANY'S ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEM-BER 31, 1995, AND THE COMPANY'S SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL RE-PORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM TONY D. GREEN, SECRETARY OF THE COMPANY, AT 1315 PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30309 (TELE-PHONE NUMBER 1-800-241-5477). The approximate mailing date of proxies and this Proxy Statement is December 26, 1996.

  The primary purpose of the Meeting is to allow shareholders to consider a new investment advisory agreement for the Funds. As explained in more detail below, the existing advisory agreement for the Funds will terminate automati-cally, by operation of law, upon the consummation of the proposed merger (the "Merger") of A I M Management Group Inc. ("AIM") and a direct, wholly-owned subsidiary of INVESCO PLC ("INVESCO"). Shareholders are not being asked to ap-prove the Merger; rather, they are being asked to continue the existing in-vestment advisory relationship for the Funds under a new contract which would take effect at the time of the Merger. Consummation of the Merger is condi-tioned on, among other things, shareholder approval of the new investment ad-visory contract. The transactions contemplated by the Merger and the terms of the new investment advisory agreement are discussed below.

  OTHER THAN ITS COMMENCEMENT AND EXPIRATION DATES, THE PROPOSED NEW ADVISORY AGREEMENT IS IDENTICAL IN FORM AND TERMS TO THE PRESENT AGREEMENT.

  Therefore:

 (1) All shareholders of the Company are being asked to approve a new in-vestment advisory agreement (the "Proposed Agreement") between the Company and its investment adviser, INVESCO Capital Management, Inc. (the "Adviser" or "ICM"), to replace the existing agreement between the Company and the Adviser (the "Current Agreement").

  The following factors should be considered by shareholders in determining whether to approve the Proposed Agreement:

 . The Proposed Agreement was approved by the Trustees, including the Inde-pendent Trustees (as defined below).

 . There will be no change in the investment objectives or policies of the Funds.

 . There will be no increase in the fees payable to the Adviser as a result of the approval and implementation of the Proposed Agreement.

 . No significant changes are contemplated in the personnel of the Adviser who are responsible for the overall supervision of the Company and man-aging the investments of the Funds.

  If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR the nominees for trustee hereinafter listed and FOR Proposals 1. and 3. A majority of the out-standing shares of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

  Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meet-ing, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely de-livered the necessary instructions for the broker to vote the shares or if the broker has and exercises discretionary voting power. Where the broker or fidu-ciary does not receive instructions from the beneficial owner and does not have discretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, they will be counted toward the required quorum but will have the effect of a negative vote on any proposals on which it does not vote.

  Because the proposals being submitted for a vote of the shareholders of each Fund are identical, the Board determined to combine the proxy materials for the Funds in order to reduce the cost of preparing, printing and mailing the proxy materials.

  In order to further reduce costs, the notices to shareholders having more than one account in a Fund listed under the same social security number at a single address have been combined. The proxy cards have been coded so that each shareholder's votes will be counted for all such accounts.

  Execution of the enclosed proxy card will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 173706, Denver, Colorado 80217-3706, execution of a subsequent proxy card, or oral revocation at the Meeting) at any time before it is exercised.

  Shareholders of the Funds of record at the close of business on December 9, 1996 (the "Record Date"), are entitled to vote at the Meeting, including any adjournment(s) thereof, and are entitled to one vote for each share, and cor-responding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, 148,750,212 shares of beneficial in-terest of the Company, $.01 par value per share were outstanding, including 125,013,433 shares of the Treasurer's Money Market Reserve Fund and 23,736,779 shares of the Treasurer's Tax-Exempt Reserve Fund.

  The following table sets forth, as of the Record Date, the beneficial owner-ship of each Fund's issued and outstanding shares of beneficial interest by each 5% or greater shareholder. The Trustees and executive officers of the Company did not own 1% or more of the outstanding Fund shares as of the Record Date.

Name and Address                         Amount of        Percent of Shares of
of Beneficial Owner               Beneficial Ownership(1) Beneficial Interest
-------------------               ----------------------- --------------------
TREASURER'S MONEY
MARKET RESERVE FUND
INVESCO Capital Management, Inc.      28,396,427.7000           22.769%
1315 Peachtree Street, N.E.,
Ste. 300
Atlanta, GA 30309
INVESCO Retirement Trust              23,889,105.5900           19.155%
GIC Fund
P.O. Box 2040
Denver, CO 80201
INVESCO, Inc.                         11,287,628.6500            9.051%
1315 Peachtree Street, N.E.,
Ste. 300
Atlanta, GA 30309
Southwire Med. Voltage Cable           7,420,067.2000            5.950%
Co. P.O. Box 400
Carrollton, GA 30117
Wells Fargo Bank NA, Trustee           6,956,562.1800            5.578%
FBO Sheet Metal Workers
Health Plan A
Acct. #5618177-000
P.O. Box 9800 Mutual Funds A88-4
Calabasas, CA 91302
TREASURER'S TAX-
EXEMPT RESERVE FUND
Charles E. Sward                       4,253,178.6300           17.935%
1837 Cedar Canyon Drive
Atlanta, GA 30345
Willis M. Everett III                  3,561,900.3900           15.020%
1315 Peachtree Street, N.E.,
Ste. 300
Atlanta, GA 30309

Name and Address                       Amount of            Percent of Shares of
of Beneficial Owner             Beneficial Ownership(1)     Beneficial Interest
-------------------             -----------------------     --------------------
Alice H. Richards                   2,360,939.5500                 9.956%
P.O. Box 400
Carrollton, GA 30117
Thomas L. Shields, Jr.              2,274,409.4600                 9.591%
1750 W. Sussex
Atlanta, GA 30306
J. Rex Fuqua                        2,245,848.1700                 9.470%
c/o Fuqua Capital
Corporation
1201 W. Peachtree Street,
N.W.,
Ste. 5000
Atlanta, GA 30309
Realan Capital Corporation          1,847,926.8100                 7.792%
1201 W. Peachtree Street,
N.W.,
Ste. 5000
Atlanta, GA 30309

 (1) Each beneficial owner named above shares investment power with respect to the shares listed next to its respective row, but its customers re-tain sole voting power.

  In addition to the solicitations of proxies by use of the mail, proxies may be solicited by officers of the Company, and by officers and employees of ICM, personally or by telephone or telegraph, without special compensation. In ad-dition, Shareholder Communications Corporation ("SCC") will be retained to as-sist in the solicitation of proxies.

  As the meeting date approaches, certain shareholders whose votes the Company has not yet received may receive telephone calls from representatives of SCC requesting that they authorize, by telephonic or electronically transmitted instructions, SCC to execute proxy cards on their behalf. Telephone authoriza-tions will be recorded in accordance with the procedures set forth below. The Adviser believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

  SCC has received an opinion of Massachusetts counsel that addresses the va-lidity, under the applicable laws of the Commonwealth of Massachusetts, of au-thorization given orally to execute a proxy. The opinion given by Massachu-setts counsel concludes that a Massachusetts court would find that there is no Massachusetts law or public policy against the acceptance of proxies signed by an orally-authorized agent, provided it adheres to the procedures set forth below.

  In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has re-ceived the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Company, the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's in-structions are not correctly reflected in the confirmation.

  If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A share-holder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Company a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who at-tends the Meeting in person may vote by ballot at the Meeting, thereby cancel-ing any proxy previously given.

  All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies, including any amount paid to SCC, will be paid by INVESCO and not by the Company, the Funds or their share-holders.

  The Board may seek one or more adjournments of the Meeting to solicit addi-tional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to elect the number of specified trustees and approve Proposals 1 and 3. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjourn-ment is proposed in order to obtain the required shareholder vote on a partic-ular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

  PROPOSAL 1: APPROVAL OF THE PROPOSED ADVISORY AGREEMENT BETWEEN THE COMPANY
               AND INVESCO CAPITAL MANAGEMENT, INC.

BACKGROUND

  ICM serves as investment adviser to the Company pursuant to the Current Agreement. The Current Agreement provides that the Adviser is primarily re-sponsible for managing the investments of each of the Funds. The Adviser is an indirect, wholly-owned subsidiary of INVESCO. INVESCO is a publicly traded holding company organized under the laws of England in 1935. The ordinary shares of INVESCO, 25 pence nominal value per share (the "Ordinary Shares"), are traded on the London Stock Exchange. INVESCO's subsidiaries provide in-vestment advisory services throughout the world. As of September 30, 1996, the total assets advised by INVESCO and its subsidiaries were approximately $91.1 billion.

  AIM is a holding company that has been engaged in the financial services business since 1976 and, together with its affiliates, advises or manages 38 investment company portfolios comprising the AIM Family of Funds(R). As of Oc-tober 31, 1996, the total assets of the registered investment company portfo-lios advised or managed by AIM and its affiliates were approximately $57 bil-lion.

  On November 4, 1996, INVESCO and INVESCO Group Services, Inc. ("IGS") en-tered into an agreement of merger (the "Merger Agreement") with AIM pursuant to which IGS or another wholly-owned U.S. subsidiary of INVESCO ("INVESCO Sub") will acquire all the issued and outstanding shares of AIM capital stock for consideration valued on November 4, 1996 at approximately $1.6 billion, plus the amount of AIM net income from September 1, 1996 through the date on which the Merger is consummated (the "Closing Date"), minus dividends paid during such period and subject to certain adjustments for balance sheet items and transaction expenses. The consideration will include 290 million new Ordinary Shares (in-cluding Ordinary Shares issuable in respect of vested and unvested AIM op-tions) of INVESCO valued on November 4, 1996 at approximately $1.1 billion. The balance of the consideration will be paid in cash. Upon consummation of the Merger, the AIM shareholders will own approximately 45% of INVESCO's total outstanding capital stock on a fully-diluted basis. Thereafter, INVESCO will change its name to "AMVESCO PLC" (the name of the Adviser will not change).

  The Closing Date is presently expected to occur on or about February 28, 1997, subject to the satisfaction of conditions to closing that include, among other things: (a) INVESCO having consummated one or more financings and having received net proceeds of not less than $500 million; (b) the respective aggre-gate annualized asset management fees of INVESCO and AIM (based on assets un-der management, excluding the effects of market movements), in respect of which consents to the Merger have been obtained being equal to or greater than 87.5% of all such fees; (c) INVESCO and AIM having received certain consents from regulators, lenders and/or other third parties; (d) AIM not having re-ceived from the holder or holders of more than 2% of the outstanding AIM shares notices that they intend to exercise dissenters' rights; (e) a Voting Agreement, Standstill Agreement, Transfer Restriction Agreements, Transfer Ad-ministration Agreement, Registration Rights Agreement, Indemnification Agree-ment and employment agreements with approximately thirty AIM employees having been executed and delivered; (f) AIM having received an opinion from its U.S. counsel that the Merger will be treated as a tax-free reorganization; and (g) shareholder resolutions to appoint to INVESCO's board of directors (the "INVESCO Board") six AIM designees and a resolution of the INVESCO Board to appoint the seventh AIM designee having been passed and not revoked.

  The Merger Agreement may be terminated at any time prior to the Closing Date by written notice by AIM or INVESCO to the other after June 1, 1997 or under other circumstances set forth in the Merger Agreement. In certain circum-stances occurring on or before September 30, 1997, a termination fee will be payable by the party in respect of which such circumstances have occurred.

  In connection with the Merger, the following agreements, each to be effec-tive upon the closing of the Merger, have been or will be executed:

   Voting Agreement. Certain AIM shareholders and their spouses, the cur-rent directors of INVESCO and proposed directors of INVESCO (expected to hold in the aggregate approximately 25% of the Ordinary Shares of INVESCO outstanding immediately following consummation of the Merger) have agreed to vote as directors and as shareholders to ensure that: (a) the INVESCO Board will have fifteen members, consisting of four executive directors and three non-executive directors designated by INVESCO's current senior management, four executive directors and three non-executive directors designated by AIM's current senior management and a Chairman; (b) the ini-tial Chairman will be Charles W. Brady (INVESCO's current Chairman) and the initial Vice Chairman will be Charles T. Bauer (AIM's current Chair-man); and (c) the parties will vote at any INVESCO shareholder meetings on resolutions (other than those in respect of the election of directors) supported by two-thirds of the INVESCO Board in the same proportion as votes are cast by unaffiliated shareholders. The Voting Agreement will terminate on the earlier of the fourth anniversary of the Closing Date or the date on which a resolution proposed by an INVESCO-designated board member is approved by the INVESCO Board despite being voted against by each AIM-designated board member present at such INVESCO Board meeting.

   Standstill Agreement and Transfer Restriction Agreements. Certain AIM shareholders and their spouses and certain significant shareholders of INVESCO have agreed, under certain circumstances for a maximum period of five years, not to engage in a number of specified activities that might result in a change of the ownership or control positions of INVESCO exist-ing as of the Closing Date. AIM share-holders and INVESCO's current Chairman will be restricted in their ability to transfer their shares of INVESCO for a period of up to five years.

  If the conditions to the Merger are not met or waived, or if the Merger Agreement is terminated, the Merger will not be consummated and the Current Agreement will remain in effect. If the Proposed Agreement is approved and the Merger is thereafter consummated, the Proposed Agreement will be executed and become effective on the Closing Date. In the event that the Proposed Agreement is not approved by both Funds and the Merger is consummated, the Proposed Agreement will be approved as to the Fund that voted in favor of the Proposed Agreement and the Board will determine what action to take as to the other Fund, which ultimately will be subject to the approval of shareholders of the Company.

  Under the Merger Agreement, INVESCO and INVESCO Sub have agreed that they will comply, and use all reasonable efforts to cause compliance on behalf of their affiliates, with the provisions of Section 15(f) of the Investment Com-pany Act of 1940, as amended (the "1940 Act"). Section 15(f) provides, in per-tinent part, that an investment adviser of an investment company and its af-filiates may receive any amount or benefit in connection with a sale of secu-rities of, or a sale of any other interest in, such investment adviser that results in an "assignment" of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Merger. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the trans-action whereby the investment adviser (or predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such com-pensation arrangements are contemplated in connection with the Merger.

  The second condition is that, for a period of three years after the transac-tion occurs, at least 75% of the members of the board of directors/trustees of the investment company advised by such adviser are not "interested persons" (as defined in the 1940 Act) of the new or the old investment adviser. The Board you are being asked to elect in Proposal No. 2 below does not meet this 75% requirement. Nevertheless, as more fully described below under Proposal No. 2, the composition of the Board, on or prior to the date the Merger is ef-fected, will comply with the 75% requirement.

  INVESCO has advised the Company that the Merger is not expected to have a material effect on the operations of the Company, on the Funds or on their shareholders. No material change in investment philosophy, policies or strate-gies is currently envisioned. The Adviser will, following the Merger, continue to be an indirect wholly-owned subsidiary of INVESCO. The Merger Agreement does not, by its terms, contemplate any changes, other than changes in the or-dinary course of business, in the management or operation of the Adviser re-lating to the Company and its Funds, the personnel managing the Funds, or other services provided to or other business activities of the Company. The Merger also is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of the Adviser. Based on the foregoing, the Adviser does not anticipate that the Merger will cause a reduction in the quality of services now being provided to the Company, or have any adverse effect on the Adviser's ability to fulfill its obligations under the Proposed Agreement or to operate its business in a manner consistent with its current practices.

  The Current Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. Any change of control of the Adviser is deemed to be an assignment. Because

INVESCO Ordinary Shares constituting more than 25% of the outstanding voting securities of INVESCO will be issued to the shareholders of AIM, as a result of the Merger there may be deemed to be a change in control of INVESCO. Such a change in control would cause an automatic termination of the Current Agree-ment under the 1940 Act.

  Accordingly, in anticipation of the consummation of the Merger and in order to ensure continuity of investment advisory services to the Company and the Funds by the Adviser, a new investment advisory agreement between the Company and ICM is proposed to be approved by shareholders of each of the Funds.

  The Board, including a majority of those Trustees who are not "interested persons" of the Company as such term is defined under the 1940 Act (the "Inde-pendent Trustees"), has approved the Proposed Agreement.

EVALUATION OF THE BOARD OF TRUSTEES

  At regular or special meetings of the Independent Trustees and of the Board held on October 14, 15, 28 and 30 and on November 6, 1996, at each of which a majority of the Independent Trustees were in attendance, the Trustees evalu-ated the Proposed Agreement. The Independent Trustees had available to them the assistance of outside counsel throughout the process of determining whether to approve the Proposed Agreement. Prior to and during the meetings the Independent Trustees requested and received all information they deemed necessary to enable them to determine whether the Proposed Agreement is in the best interests of the Company, the Funds and their shareholders. At the meet-ings, the Independent Trustees reviewed materials furnished by Fund management and met with representatives of INVESCO and with representatives of AIM. They noted that senior members of the management team of the Adviser will continue to be responsible for managing the day-to-day affairs of the Adviser. In eval-uating the effects of the Merger, the Independent Trustees viewed as signifi-cant the fact that the Adviser is expected to continue to provide to the Com-pany, the Funds and their shareholders, after the Merger, investment advisory services of the same nature and quality as before the Merger. Also, the Inde-pendent Trustees considered the possible effects of the Merger on the Company and its Funds.

  The Board considered the nature, quality and extent of services provided and expected to be provided by the Adviser to the Company and the Funds, as well as the benefits derived by the Adviser. In addition, the Board discussed and reviewed the terms and provisions of the Proposed Agreement. The Board specif-ically noted that, other than the dates of execution, effectiveness and termi-nation, the terms of the Proposed Agreement are the same, in all material re-spects, as the terms of the Current Agreement. Specifically, the Board noted that the fees and expenses payable under the Proposed Agreement are identical to the fees and expenses presently in effect under the Current Agreement.

  The Board also took note of the terms of the Merger Agreement and the effect of the addition of the substantial resources of AIM and its affiliated compa-nies to the INVESCO group, including the reputation, experience, personnel, resources, financial condition and performance of A I M Advisors, Inc. The Board considered the statements made by representatives of INVESCO and AIM that the capabilities of the Adviser would not be adversely affected by the Merger and could be enhanced by the resources of AIM, although there was no assurance of the Adviser obtaining any particular benefits.

  Based upon the Trustees' review and the evaluations of the materials they received, and in consideration of all factors deemed relevant to them, the Trustees determined that the Proposed Agreement is fair, reasonable and in the best interests of the Company, the Funds and their shareholders. ACCORDINGLY, THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES PRESENT AT THE APPLICABLE MEETING, APPROVED THE PROPOSED AGREEMENT AND VOTED TO RECOMMEND THAT ALL SHAREHOLDERS VOTE TO APPROVE THE PROPOSED AGREEMENT.

THE PROPOSED AGREEMENT

  If shareholders of each of the Funds approve the Proposed Agreement, the Proposed Agreement will become effective immediately after the closing of the Merger. This summary of the Proposed Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A.

  The Proposed Agreement will remain in effect, unless earlier terminated, for an initial term expiring two years from the Closing Date. As previously dis-cussed, the sole purpose of entering into the Proposed Agreement is to enable ICM to continue to serve as the investment adviser to the Company after termi-nation of the Current Agreement by virtue of the "assignment" of such agree-ment that could result from the Merger. THE MATERIAL TERMS AND PROVISIONS OF THE PROPOSED AGREEMENT, OTHER THAN ITS EFFECTIVE AND TERMINATION DATES, ARE THE SAME, IN ALL SUBSTANTIVE RESPECTS, AS THOSE OF THE CURRENT AGREEMENT, WHICH IS SUMMARIZED BELOW.

THE CURRENT AGREEMENT

  The Current Agreement, dated October 11, 1989, was unanimously approved on October 11, 1989, by a vote cast in person by a majority of the Trustees, in-cluding a majority of the Independent Trustees. On October 11, 1989, such agreement was approved by the holders of a majority of the then-outstanding voting securities of each Fund, for an initial term expiring on October 11, 1991. The continuation of the Current Agreement until April 30, 1997, was ap-proved by the Trustees, including a majority of the Independent Trustees, at a meeting of the Trustees held on April 30, 1996, called for the purpose of ap-proving the Current Agreement.

  The Current Agreement may be continued from year to year as to each Fund as long as each such continuance is approved at least annually by the Board, or by a vote of the holders of a majority of the then-outstanding voting securi-ties (as defined below under "Vote Required") of each Fund. Any such continu-ance also must be approved by a majority of the Independent Trustees of the Company at a meeting called for the purpose of voting on such continuance. Upon sixty (60) days' written notice, the Current Agreement may be terminated at any time without penalty by the Board or by a majority of the then-out-standing voting securities of the Company or, with respect to a particular Fund, by a majority of the then-outstanding voting securities of that Fund, or by ICM. As discussed earlier, the Current Agreement terminates automatically in the event of its "assignment" under the 1940 Act.

  The Current Agreement provides that the Adviser, subject to the supervision of the Board, shall: (i) maintain a continuous investment program for the Com-pany and the Funds that is consistent with the Company's and the Funds' re-spective investment objectives and policies as set forth in the Company's reg-istration statement (the "Registration Statement") and prospectuses and state-ments of additional information of each of the Funds (the "Prospectus" and the "SAI") as in effect from time to time under the 1940 Act and the Securities Act of 1933, as amended; (ii) manage the investment and reinvestment of the assets of the Company and the Funds; (iii) determine what securities are to be purchased or sold for the Company and the Funds and execute transactions ac-cordingly; (iv) furnish the Company and the Funds with investment analysis and research, reviews of current economic conditions and trends and considerations respecting long-range investment policies; (v) make recommendations as to the manner in which rights pertaining to the Funds' portfolio securities should be exercised; (vi) calculate the net asset value of each Fund as required by the 1940 Act; (vii) furnish requisite office space, equipment and facilities as may reasonably be requested by the Company from time to time; and (viii) main-tain the Company's accounts and records and prepare all requisite corporate documents such as tax returns and reports to the Securities and Exchange Com-mission and Company shareholders. Under the Current Agreement, ICM shall pay, on behalf of the Company and the Funds, expenses incurred in connection with the operations and organization of the Company and the Funds; except that, un-der the agreement, the Company is required to pay brokers' commissions, issue and transfer taxes and other costs chargeable to the Company and the Funds in connection with their securities transactions or ownership of securities (to the extent the Adviser is not required under law to bear such expenses).

  As full compensation for its advisory services to the Funds, ICM receives a monthly fee based upon a percentage of each Fund's average net assets, deter-mined daily. Specifically, with respect to each of the Funds, the fee is cal-culated at the annual rate of 0.25% of the Fund's average net assets. For the fiscal year ended December 31, 1995, the Treasurer's Money Market Reserve Fund and the Treasurer's Tax-Exempt Reserve Fund paid to ICM total advisory fees of $339,497 and $53,533, respectively. The net assets, at December 31, 1995, of such Funds totaled $141,885,209 and $22,574,503, respectively.

  The Current Agreement provides that ICM shall not be liable for any error of judgment, mistake of law, any loss arising out of any investment, or for any other act or omission in the performance of its obligations under the Current Agreement not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under such Agreement.

INFORMATION CONCERNING ADVISER AND AFFILIATED COMPANIES

  INVESCO Capital Management, Inc. ("ICM"), a Delaware corporation, serves as the Company's investment adviser. ICM is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly-owned subsidiary of INVESCO./1/ The corporate headquarters of INVESCO are located at 11 Devonshire Square, London EC2M 4YR, England. ICM's offices are located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. ICM has the primary responsibility for providing port-folio investment management services to the Treasurer's Money Market Reserve Fund and the Treasurer's Tax-Exempt Reserve Fund. ICM also acts as sub-adviser of nine open-end investment companies having aggregate net assets of $3.049 million, and offers investment services to U.S. institutions and wealthy indi-viduals. Exhibit B to this Proxy Statement includes a list of investment com-panies, including the Company, for which the Adviser provides advisory serv-ices and which have similar investment objectives to those of the Funds, and sets forth the net assets of and advisory fees payable by such companies.

  The principal executive officer and directors of ICM and their principal oc-cupations are:

  Wendell M. Starke, Chairman of the Board and Chief Investment Officer, also, Chairman of the Board of INVESCO, Inc.; Edward C. Mitchell, Jr., President; Frank M. Bishop, Vice President and Director, also, President and Chief Execu-tive Officer of INVESCO, Inc.; Thomas W. Norwood, Vice President and Director; Donald B. Sallee, Vice President and Director; George W. Herring, Vice Presi-dent and Director; Thomas L. Shields, Vice President and Director; and Stephen
A. Dana, Vice President and Director.

  The address of each of the foregoing officers and directors is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

  INVESCO Services, Inc. acts as the Company's Distributor.

  Pursuant to an Administrative Services Agreement between the Company and
ICM, INVESCO Funds Group, Inc. ("IFG") provides administrative services to the Company, including sub-accounting and recordkeeping services and functions. During the fiscal year ended December 31, 1995, the Funds paid no administra-tive services to IFG, as those expenses were absorbed and paid by ICM.
----------------
/1/ The intermediary companies between INAH and INVESCO are as follows: INVESCO, Inc., INVESCO Group Services, Inc., and INVESCO North American Group, Ltd., each of which is wholly-owned by its immediate parent.

  IFG also serves as the Company's registrar, transfer agent and dividend dis-bursing agent. During the fiscal year ended December 31, 1995, the Funds paid no transfer agency fees to IFG, as those expenses were absorbed and paid by ICM.

  Once the Merger is consummated and the Proposed Agreements are approved, ICM fully intends to continue to provide the same level, quality and nature of the foregoing services to the Company and its Funds as are currently being provid-ed.

VOTE REQUIRED

  As provided under the 1940 Act, approval of the Proposed Agreement will re-quire the affirmative vote of a majority of the outstanding shares of each Fund voting separately as a class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of each Fund are pres-ent or represented by proxy, or (b) more than 50% of the total outstanding shares of each Fund.

  THE TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT ALL OF THE COMPANY'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED AGREEMENT BETWEEN THE COMPANY AND ICM.

                PROPOSAL 2: ELECTION OF TRUSTEES OF THE COMPANY

  The Company currently has ten Trustees. Vacancies on the Board are generally filled by appointment by the remaining Trustees. However, the 1940 Act pro-vides that vacancies may not be filled by Trustees unless thereafter at least two-thirds of the Trustees shall have been elected by shareholders. To enable the requirement to be met in the future without the necessity of calling addi-tional shareholder meetings, shareholders are being asked at this Meeting to elect the current ten Trustees and one additional Trustee to hold office until the next meeting of shareholders or until their successors are elected and qualified. Under the provisions of the Company's by-laws, as permitted by Mas-sachusetts law, the Company does not anticipate holding annual shareholder meetings. Thus, the Trustees will be elected for indefinite terms.

  Seven of the current Trustees are "Independent Trustees," i.e., Trustees who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The nominees for election as Trustees have been proposed by the Trustees now serving or, in the case of nominees for positions as Independent Trustees, by the Independent Trustees now serving. It is possible that the Board will consider the election of one additional Independent Trustee at its February 1997 meeting.

  The persons named as attorneys-in-fact in the enclosed proxy have advised the Company that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all val-idly executed proxies for the election of the nominees named below. All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Trustees or in the case of an Independent Trustee nominee, by the Independent Trustees.

  Set forth below is information concerning the nominees for Trustees to be elected at this Meeting:

                                                                                      NUMBER OF
                                                                                   COMPANY SHARES
                          POSITION, IF ANY, WITH THE COMPANY,      TRUSTEE OR       BENEFICIALLY
                                PRINCIPAL OCCUPATION AND        EXECUTIVE OFFICER OWNED DIRECTLY OR
                                  BUSINESS EXPERIENCE                OF THE         INDIRECTLY ON
     NAME AND AGE               (DURING PAST FIVE YEARS)          COMPANY SINCE    DEC. 9, 1996(1)
     ------------         -----------------------------------   ----------------- -----------------
Charles W.               Chairman of the Board of the Company.        1993              None
Brady*(3),(5),(6)        Chief Executive Officer and Director
Age 61                   of INVESCO and of various subsidiaries
                         thereof; Chairman of the Board of
                         INVESCO Advisor Funds, Inc. ("Advisor
                         Funds") and The Global Health Sciences
                         Fund ("GHSF").
Dan J. Hesser*           President and Chief Executive Officer        1997              None
Age 56                   of the Company. Trustee of the Company
                         from January 22, 1992 to April 19,
                         1995. Chairman of the Board, President
                         and Chief Executive Officer of IFG;
                         Director of ITC; Trustee of GHSF;
                         Chairman and Director of Britannia
                         North American Holdings, Inc.
Fred A.                  Vice Chairman of the Board of the Com-       1993            277.9900
Deering(2),(3),(5)       pany. Vice Chairman of Advisor Funds;
Age 68                   Trustee of GHSF; formerly, Chairman of
                         the Executive Committee and Chairman
                         of the Board of Security Life of Den-
                         ver Insurance Company, Denver, Colora-
                         do; Director of ING American Holding
                         Company and ING Life Insurance Company
                         of New York.
Dr. Victor L. An-        Trustee of the Company. Professor            1993              None
drews(4),(6)             Emeritus, Chairman Emeritus and Chair-
Age 66                   man of the CFO Roundtable of the De-
                         partment of Finance of Georgia State
                         University, Atlanta, Georgia; Presi-
                         dent, Andrews Financial Associates,
                         Inc. (consulting firm); formerly, mem-
                         ber of the faculties of the Harvard
                         Business School and the Sloan School
                         of Management of MIT. Dr. Andrews is
                         also a Director of The Southeastern
                         Thrift and Bank Fund, Inc., Sheffield
                         Total Return Fund and Sheffield Inter-
                         mediate-Term Bond Fund.
Bob R. Baker(3),(4),(5)  Trustee of the Company. President and        1993              None
Age 60                   Chief Executive Officer of AMC Cancer
                         Research Center, Denver, Colorado,
                         since January 1989.
Lawrence H. Bud-         Trustee of the Company. Trust Consul-        1993              None
ner(2),(6)               tant; prior to June 30, 1987, Senior
Age 66                   Vice President and Senior Trust Offi-
                         cer of InterFirst Bank, Dallas, Texas.

                                                                                     NUMBER OF
                                                                                  COMPANY SHARES
                         POSITION, IF ANY, WITH THE COMPANY,      TRUSTEE OR       BENEFICIALLY
                               PRINCIPAL OCCUPATION AND        EXECUTIVE OFFICER OWNED DIRECTLY OR
                                 BUSINESS EXPERIENCE                OF THE         INDIRECTLY ON
     NAME AND AGE              (DURING PAST FIVE YEARS)          COMPANY SINCE    DEC. 9, 1996(1)
     ------------        -----------------------------------   ----------------- -----------------
Daniel D.               Trustee of the Company. Financial Con-       1993              None
Chabris(2),(3),(5)      sultant; Assistant Treasurer of Colt
Age 73                  Industries, Inc., New York, New York,
                        from 1966 to 1988.
A. D. Frazier, Jr.*(4)  Trustee of the Company. Executive Vice       1995              None
Age 52                  President of INVESCO; from 1991 to
                        1996, Senior Executive Vice President
                        and Chief Operating Officer of the At-
                        lanta Committee for the Olympic Games;
                        Trustee of GHSF; Director of Charter
                        Medical Corp.
Hubert L. Harris, Jr.*  Trustee of the Company. Chairman of          1996           16,781.7200
Age 53                  the Board and Chief Executive Officer
                        of INVESCO Services, Inc.; Chief Exec-
                        utive Officer of INVESCO Individual
                        Services Group; Director of INVESCO;
                        President, Chief Executive Officer and
                        Chief Financial Officer of Advisor
                        Funds; President and Trustee of GHSF;
                        and President of the Georgia Institute
                        of Technology Alumni Association and
                        member of the Alumni Board of Trustees
                        thereof.
Kenneth T.              Trustee of the Company. Formerly,            1993          232,719.7300
King(3),(4),(5),(6)     Chairman of the Board of The Capitol
Age 71                  Life Insurance Company, Providence
                        Washington Insurance Company, and Di-
                        rector of numerous subsidiaries
                        thereof in the U.S.; formerly, Chair-
                        man of the Board of The Providence
                        Capitol Companies in the United King-
                        dom and in Guernsey; Chairman of the
                        Board of the Symbion Corporation (a
                        high technology company) until 1987.
John W. McIntyre(2)     Trustee of the Company. Retired; for-        1995              None
Age 66                  merly, Vice Chairman of the Board of
                        Directors of The Citizens and Southern
                        Corporation and Chairman of the Board
                        and Chief Executive Officer of The
                        Citizens and Southern Georgia Corp.
                        and Citizens and Southern National
                        Bank; Director of Golden Poultry Co.,
                        Inc.; Trustee of GHSF and of Gables
                        Residential Trust.

 (1) As interpreted by the Securities and Exchange Commission, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security. The persons listed have partial or complete voting and investment power with respect to their respective Fund shares.

 (2) Member of Audit Committee.

 (3) Member of Executive Committee.

 (4) Member of Management Liaison Committee.

 (5) Member of Valuation Committee.

 (6) Member of Compensation Committee.

  * Because of his affiliation with INVESCO, with the Company's investment adviser or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of the Company as that term is de-fined in the 1940 Act.

  As discussed above under Proposal No. 1, the terms of the Merger Agreement require that immediately after the Merger is effected, 75% of the members of the Board not be "interested persons" of the Company, as that term is defined in the 1940 Act. As noted above, seven of the current Trustees (70%) are Inde-pendent Trustees. Thus, the composition of the Board you are being asked to elect would not meet the 75% requirement. Therefore, prior to the closing of the Merger, it is the current intention that a sufficient number of "interest-ed" Trustees would resign from the Board so that the Board would be in compli-ance with the 75% requirement at the time the Merger is effected.

  The committees of the Board are the compensation committee, executive com-mittee, audit committee, management liaison committee and valuation committee. The Company does not have a nominating committee. During the intervals between the meetings of the Board, and except for certain powers which, under applica-ble law and/or the Company's by-laws, may only be exercised by the full Board, the executive committee may exercise all powers and authority of the Board in the management of Company business. All decisions are subsequently submitted for ratification by the full Board. The audit committee, consisting of four Independent Trustees, meets periodically with the Company's independent ac-countants and the executive officers of the Company. This committee reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants and other matters. All of the recommendations of the audit committee are reported to the full Board. During the past fiscal year, the Board met four times, the audit committee met five times and the management liaison committee met four times. During the Company's last fiscal year, each trustee nominee attended 75% or more of the aggregate of the Board meetings and meetings of the committees of the Board on which he served.

  The Company pays its Independent Trustees the trustees' fees and board vice chairman and committee chairmen fees described below and reimburses Indepen-dent Trustees for travel expenses incurred in attending meetings. Messrs. Brady and Harris and, as of November 1, 1996, Frazier, as "interested persons" of the Company and of other funds in the INVESCO Fund Complex,/2/ receive com-pensation and are reimbursed for travel expenses incurred in attending meet-ings as officers or employees of ICM or of its affiliated companies, but do not receive any directors' or trustees' fees or other compensation from the Company or from other companies in the INVESCO Fund Complex for their services as Trustees.

  The following table sets forth, for the fiscal year ended December 31, 1995: the compensation paid by the Company to its seven current Independent Trustees (and to Mr. Frazier, for the period before he became an

----------------
/2/ The following investment companies comprise the INVESCO Fund Complex:
    INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerg-ing Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, INVESCO Variable Investment Funds, Inc. (collectively, the "IFG-Distributed Funds"); INVESCO Advisor Funds, Inc.; The Global Health Sciences Fund; and INVESCO Treasur-er's Series Trust.

employee of INVESCO on November 1, 1996) for services rendered in their capac-ities as Trustees of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed be-low; and the estimated annual benefits to be received by these Trustees upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds in the INVESCO Fund Complex to these Trustees for services rendered in their capaci-ties as directors or trustees during the year ended December 31, 1995. As of December 31, 1995, there were 48 funds in the INVESCO Fund Complex.

                                            PENSION/                        TOTAL COMPENSATION
                         AGGREGATE     RETIREMENT BENEFITS ESTIMATED ANNUAL    FROM INVESCO
                     COMPENSATION FROM ACCRUED AS PART OF   BENEFITS UPON   FUND COMPLEX PAID
 NAME AND POSITION    THE COMPANY(1)   COMPANY EXPENSES(2)  RETIREMENT(3)     TO TRUSTEES(1)
 -----------------   ----------------- ------------------- ---------------- ------------------
Fred A. Deering,           2,470                281               234             87,350
Vice Chairman of
the Board
Victor L. Andrews,         2,350                248               258             68,000
Trustee
Bob R. Baker,              2,421                255               346             73,000
Trustee
Lawrence H. Budner,        2,355                266               258             68,350
Trustee
Daniel D. Chabris,         2,425                303               183             73,350
Trustee
A. D. Frazier, Jr.,        1,732                  0                 0             63,500
Trustee(4)
Kenneth T. King,           2,381                292               212             70,000
Trustee
John W. McIntyre,          1,781                  0                 0             67,850
Trustee(4)
                          ------             ------             -----            -------
 TOTAL                    17,915              1,645             1,491            571,400
                          ======             ======             =====            =======
% OF NET ASSETS           0.0121%(5)         0.0011%(5)                           0.0043%(6)

 (1) The vice chairman of the Board, the chairmen of the audit, management liaison and compensation committees, and the members of the audit, man-agement liaison, executive and valuation committees receive compensation for serving in such capacities in addition to the compensation paid to all Independent Trustees.

 (2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the Trustees.

 (3) These amounts represent the Company's share of the estimated annual ben-efits payable by the INVESCO Fund Complex (excluding GHSF, which does not participate in any retirement plan) upon the Trustees' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Fund Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the Trustees will be adjusted periodically for infla-tion, for increases in the number of funds in the INVESCO Fund Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective Trustees. This results in lower esti-mated benefits for Trustees who are closer to retirement and higher esti-mated benefits for Trustees who are further from retirement. With the ex-ception of Messrs. Frazier and McIntyre, each of these Trustees has served as a director/trustee of one or more of the funds in the INVESCO Fund Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

 (4) Messrs. Frazier and McIntyre began serving as Trustees of the Company on April 19, 1995.

 (5) Total as a percentage of the Company's net assets as of December 31, 1995.

 (6) Total as a percentage of the net assets of the INVESCO Fund Complex as of December 31, 1995.

  The officers of the Company, all of whom are officers and employees of, and paid by, ICM, are responsible for the day-to-day administration of the Company and of each of the Funds. The investment adviser for each Fund has the primary responsibility for making investment decisions on behalf of that Fund. These investment decisions are reviewed by the ICM investment committee.

  All of the officers and Trustees of the Company hold comparable positions with each of the IFG-Distributed Funds. In addition, all of the Trustees of the Company are also directors of INVESCO Advisor Funds, Inc. (formerly known as The EBI Funds, Inc.).

VOTE REQUIRED

  The Trustees must be elected by a majority of the votes present at the Meet-ing in person or by proxy and entitled to vote, provided a quorum is present.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE TO ELECT ALL OF THE NOMINEES LISTED ABOVE.

             PROPOSAL 3: RATIFICATION OR REJECTION OF SELECTION OF
                            INDEPENDENT ACCOUNTANTS

  The Trustees of the Company, including a majority of its Independent Trust-ees, have selected Price Waterhouse LLP to continue to serve as independent accountants of the Company for the fiscal year ending December 31, 1997, sub-ject to ratification by the Company's shareholders. This firm has no direct financial interest or material indirect financial interest in the Company. Representatives of this firm are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

  The following summarizes Price Waterhouse LLP's audit services for the fis-cal year ended December 31, 1995: audit of annual financial statements; prepa-ration of the Company's federal and state income tax returns; preparation of the Company's federal excise tax return; consultation with the Company's audit committee; and routine consultation on financial accounting and reporting mat-ters.

  The Board authorized all services performed by Price Waterhouse LLP on be-half of the Company. In addition, the Board annually reviews the scope of services to be provided by Price Waterhouse LLP and considers the effect, if any, that performance of any non-audit services might have on audit indepen-dence.

  An audit committee, consisting of four Independent Trustees, meets periodi-cally with the Company's independent accountants to review accounting and re-porting requirements.

VOTE REQUIRED

  The ratification of the selection of the independent accountants must be ap-proved by a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

  THE BOARD OF TRUSTEES RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE IN FA-VOR OF PROPOSAL 3.

                                OTHER BUSINESS

  The management of the Company has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

  The Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written propos-als to the Secretary of the Company, 1315 Peachtree Street, Atlanta, Georgia 30309. The Company has not received any shareholder proposals to be presented at this Meeting.

                                             By Order of the Board of Trustees,


                                                      /s/ Tony D. Green
                                                      Tony D. Green
                                                      Secretary

December 26, 1996

                                                                   EXHIBIT A.1.

                         INVESTMENT ADVISORY AGREEMENT

  THIS AGREEMENT is made this 28th day of February, 1997, in Atlanta, Georgia, by and between INVESCO CAPITAL MANAGEMENT, INC. ("INVESCO"), a Delaware corpo-ration, and INVESCO TREASURER'S SERIES TRUST, an unincorporated business trust under the laws of the Commonwealth of Massachusetts (the "Trust")

                                  WITNESSETH:

  WHEREAS, the Trust is an unincorporated business trust under the laws of the Commonwealth of Massachusetts; and

  WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a diversified, open-end manage-ment investment company and has one class of shares (the "Shares") which is divided into two or more series (the "Series"), each representing an interest in a separate portfolio of investments (such series initially being the INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Ex-empt Reserve Fund); and

  WHEREAS, the Trust desires that INVESCO manage its investment operations and INVESCO desires to manage said operations;

  NOW, THEREFORE, in consideration of these premises and of the mutual cove-nants and agreements hereinafter contained, the parties hereto agree as fol-lows:

  1. Investment Management Services. INVESCO hereby agrees to manage the in-vestment operations of the following Series of the Trust, subject to the su-pervision of the Trust's trustees (the "Trustees"): INVESCO Treasurer's Money Market Reserve Fund and INVESCO Treasurer's Tax-Exempt Reserve Fund (individu-ally a "Fund" and collectively the "Funds"). Specifically, and without limita-tion, INVESCO agrees to perform the following specific services for the Trust and each Fund:

   (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, by the Trust and by each Fund of the Trust;

   (b) to maintain a continuous investment program for the Trust and each Fund of the Trust, consistent with (i) the Fund's and Trust's investment policies as set forth in the Trust's Declaration of Trust, By-laws, Regis-tration Statement, as from time to time amended, under the Investment Com-pany Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Trust or of the applica-ble Fund, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

   (c) to determine what securities are to be purchased or sold for the Trust and for each Fund, unless otherwise directed by the Trustees of the Trust, and to execute transactions accordingly;

   (d) to provide to the Trust and each Fund the benefit of all of the in-vestment analyses and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of INVESCO;

   (e) to determine what portion of the Trust and each Fund of the Trust should be invested in government obligations, commercial paper, certifi-cates of deposit, bankers' acceptances, variable amount notes and corpo-rate debt obligations;

                                    A.1.-1

   (f) to make recommendations as to the manner in which voting rights, rights to consent to Trust and/or Fund action and any other rights per-taining to the Fund's portfolio securities shall be exercised; and

   (g) to calculate the net asset value of the Trust and each Fund, as ap-plicable, as required by the 1940 Act, subject to such procedures as may be established from time to time by the Trust's Trustees, based upon the information provided to INVESCO by the Trust or by the custodian, co-cus-todian or sub-custodian of the Trust's or any Fund's assets (the "Custodi-an") as designated by the Trustees from time to time.

  With respect to execution of transactions for the Trust and for each Fund, INVESCO shall place all orders for the purchase or sale of portfolio securi-ties with brokers or dealers selected by INVESCO. In connection with the se-lection of such brokers or dealers and the placing of such orders, INVESCO will be at all times attempt to obtain for the Trust and for each Fund, as ap-plicable, the most favorable execution and price; after fulfilling this pri-mary consideration of obtaining the most favorable execution and price, INVESCO is hereby expressly authorized to consider as a secondary factor in selecting brokers or dealers with which such orders may be placed whether such firms furnish statistical, research and other information or services to INVESCO. Receipt by INVESCO of any such statistical or other information and services should not be deemed to give rise to any requirement for abatement of the advisory fee payable pursuant to paragraph 3 hereof. INVESCO may follow a policy of considering sales of shares of the Trust as a factor in the selec-tion of broker-dealers to execute portfolio transactions, subject to the re-quirements of best execution discussed above.

  At the Trust's request, INVESCO will furnish to the Trust, at the expense of INVESCO, such competent executive, administrative and clerical services as may be required in the judgment of the Trustees of the Trust. These services will include, among other things, the maintenance of the Trust's and Funds', as ap-plicable, accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the Securities and Exchange Com-mission and Trust shareholders. INVESCO will also furnish, at INVESCO's ex-pense, such office space, equipment and facilities as may be reasonably re-quested by the Trust from time to time.

  INVESCO shall for all purposes herein provided be deemed to be an indepen-dent contractor.

  2. Allocation of Costs and Expenses.

  (a) INVESCO hereby agrees that it shall pay on behalf of the Trust and the INVESCO Treasurer's Money Market Reserve Fund and the INVESCO Treasurer's Tax-Exempt Reserve Fund (i) all of the expenses incurred by the Trust and INVESCO Treasurer's Money Market Reserve Fund and the INVESCO Treasurer's Tax-Exempt Reserve Fund, as applicable, in connection with their operations. Without lim-iting the generality of the foregoing, such costs and expenses payable by INVESCO include the following:

   (1) the fees, charges and expenses of any independent public accoun-tants, custodian, depository, dividend disbursing agent, dividend rein-vestment agent, transfer agent, registrar, independent pricing services and legal counsel for the Trust or for INVESCO Treasurer's Money Market Reserve Fund and the INVESCO Treasurer's Tax-Exempt Reserve Fund;

   (2) the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Trust or INVESCO Treasur-er's Money Market Reserve Fund and the INVESCO Treasurer's Tax-Exempt Re-serve Fund to federal, state, county, city, or other governmental agents;

   (3) the fees and expenses involved in maintaining the registration and qualification of the Trust and of its shares under laws administered by the Securities and Exchange Commission or under other applicable

                                    A.1.-2
 regulatory requirements, including the preparation and printing of pro-spectuses and statements of additional information;

   (4) the compensation and expenses of the Trustees, officers and employ-ees of the Trust;

   (5) the costs of printing and distributing reports, notices of share-holders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to the Trust's shareholders, as well as all expenses of shareholders' meetings and Trustees' meetings;

   (6) all costs, fees or other expenses arising in connection with the or-ganization and filing of the Trust's Declaration of Trust including its initial registration and qualification under the 1940 Act and under the Securities Act of 1933, as amended, the initial determination of its tax status and any rulings obtained for this purpose, the initial registration and qualification of its securities under the laws of any State and the approval of the Trust's operations by any other Federal or State authori-ty;

   (7) the expenses of repurchasing and redeeming shares of the Trust;

   (8) insurance premiums;

   (9) the costs of designing, printing, and issuing certificates repre-senting shares of beneficial interests of the Trust;

   (10) the expenses, including fees and disbursements of counsel, in con-nection with litigation by or against the Trust or INVESCO Treasurer's Money Market Reserve Fund and the INVESCO Treasurer's Tax-Exempt Reserve Fund; and

   (11) premiums for the fidelity bond maintained by the Trust pursuant to
 Section 17(g) of the 1940 Act and rules promulgated thereunder.

  (b) Except to the extent required by law to be paid by INVESCO, the Trust shall pay the following costs and expenses:

   (1) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Trust or any Fund in connection with securities transac-tions to which the Trust or any Fund is a party or in connection with se-curities owned by the Trust or any Fund; and

   (2) the interest on indebtedness, if any, incurred by the Trust or any Fund.

  3. Compensation of INVESCO. For the services to be rendered and the charges and expenses to be assumed by INVESCO hereunder, the Trust shall pay to INVESCO an advisory fee which will be computed on a daily basis and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of each Fund of the Trust, as determined by valua-tions made in accordance with the Trust's procedures for calculating each Fund's net asset value. On an annual basis, the advisory fee applicable to each of the Funds shall be as follows:

   (a) INVESCO Treasurer's Money Market Reserve Fund: 0.25% of the average net asset value of such Fund; and

   (b) INVESCO Treasurer's Tax-Exempt Reserve Fund: 0.25% of the average net asset value of such Fund.

 If, in any given year, the sum of a particular Fund's expenses exceeds the sum of (i) two percent (2%) of the value of such Fund's average net assets for such year up to $10,000,000, (ii) one and one-half percent (1.5%)

                                    A.1.-3
of the next $20,000,000 in such average net assets, and (iii) one percent (1%) of any such average net assets in excess of $30,000,000, INVESCO will be re-quired to reimburse such Fund for such excess expenses promptly. Interest, taxes and extraordinary items such as litigation costs are not deemed expenses for purposes of this paragraph. Expenditures, including costs incurred in con-nection with the purchase or sale of portfolio securities, which are capital-ized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and shall not be deemed to be expenses for purposes of this paragraph.

  4. Avoidance of Inconsistent Positions and Compliance with Laws. In connec-tion with purchases or sales of securities for the investment portfolio of the Trust or of any of the Funds, except as otherwise permitted by Section 6 of this Agreement, neither INVESCO nor its General Partner, officers or employees will act as a principal or agent for any party other than the Trust or appli-cable Fund or receive any commissions. INVESCO will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the In-vestment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

  5. Duration and Termination. This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of each applicable Fund of the Trust, and unless sooner terminated as hereinafter pro-vided, shall remain in force for an initial term of two years from the date of execution and from year to year thereafter, but only as long as such continu-ance is specifically approved at least annually (i) by a vote of a majority of the outstanding voting securities of each applicable Fund of the Trust or by a majority of the Trustees of the Trust, and (ii) by a majority of the Trustees of the Trust who are not interested persons of INVESCO or the Trust by votes cast in person at a meeting called for the purpose of voting on such approval.

  This Agreement may, on 60 days' prior written notice, be terminated without the payment of any penalty, by the Trustees of the Trust on behalf of either of the Funds, or by the vote of a majority of the outstanding voting securi-ties of the Trust or of the applicable Fund (if only one Fund is terminating this Agreement), as the case may be, or by INVESCO. This Agreement shall imme-diately terminate if it is not approved by a vote of a majority of the out-standing voting securities of each applicable Fund of the Trust at the first meeting of the shareholders of the Funds. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Se-curities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms and provisions of said order. In interpreting the provisions of this paragraph 5, the definitions contained in Section 2(a) of the 1940 Act (par-ticularly the definitions of "interested person", "assignment" and "vote of a majority of the outstanding voting securities") shall be applied.

  INVESCO agrees to furnish to the Trustees of the Trust such information as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of INVESCO to re-ceive payments on any unpaid balance of the compensation described in para-graph 3 earned prior to such termination.

  6. Non-Exclusive Services. INVESCO shall, during the term of this Agreement, be entitled to render investment advisory services to others, including, with-out limitation, other investment companies with similar objectives to those of the Trust or any Fund of the Trust. INVESCO may, when it deems such to be ad-visable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Trust or any Fund in order to obtain best execution and lower brokerage commissions. In such event, INVESCO shall allocate the shares so purchased or sold, as well as the expenses in-curred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust, any applicable Fund and INVESCO's other customers.


                                    A.1.-4

  7. Liability. INVESCO shall have no liability to the Trust or any Fund or to the Trust's shareholders or creditors, for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission, in the performance of its obligations to the Trust or any applicable Funds not involving willful misfeasance, bad faith, gross negligence or reck-less disregard of its obligations and duties hereunder.

  8. Miscellaneous Provisions.

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Amendments Hereof. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Trust and INVESCO, and no material amendment of this Agreement shall be effective until approved by the vote of a majority of the outstanding voting securities of any Fund as to which such amendment is applicable; provided, however, that this paragraph shall not prevent any immaterial amendment(s) to this Agreement, which amendment(s) may be made without shareholder approval, if such amendment(s) are made with the approval of (1) a majority of the Trustees and (2) a majority of the Trustees of the Trust who are not inter-ested persons of INVESCO or the Trust.

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

  Application of Georgia Law. This Agreement and the application and interpre-tation hereof shall be governed exclusively by the laws of the State of Geor-gia.

  9. Trustee and Shareholder Liability.

  INVESCO EXPRESSLY AGREES THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, OR IN LAW, THAT IT WILL LOOK SOLELY TO THE ASSETS OF THE TRUST FOR ANY OBLIGATIONS OF THE TRUST HEREUNDER AND NOTHING HEREIN SHALL BE CONSTRUED TO CREATE ANY PERSONAL LIABILITY OF ANY TRUSTEE OR ANY SHAREHOLDER OF THE TRUST. INVESCO EXPRESSLY ACKNOWLEDGES THAT THE DECLARATION OF TRUST ESTABLISHING THE INVESCO TREASURER'S SERIES TRUST, DATED AS OF JANUARY 27, 1988, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE COMMONWEALTH OF MASSACHUSETTS, PROVIDES THAT THE NAME INVESCO TREASURER'S SERIES TRUST REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT AS INDIVIDUALS OR PERSONAL-LY; AND NO TRUSTEE, SHAREHOLDER, OFFICER, EMPLOYEE OR AGENT OF INVESCO TREA-SURER'S SERIES TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, NOR SHALL RESORT BE HAD TO THEIR PRIVATE PROPERTY FOR THE SATISFACTION OF ANY OBLIGATION OR CLAIM OR OTHERWISE, IN CONNECTION WITH THE AFFAIRS OF SAID INVESCO TREASURER'S SERIES TRUST, BUT THE "TRUST PROPERTY" (AS DEFINED IN THE DECLARATION) ONLY SHALL BE LIABLE.

                                    A.1.-5

  IN WITNESS WHEREOF, INVESCO and the Trust each has caused this Agreement to be duly executed on its behalf by an officer thereunto duly authorized, the day and year first above written.

                                            INVESCO CAPITAL MANAGEMENT, INC.

                                            By: _______________________________
                                                          President

ATTEST:

_____________________________________
              Secretary

                                            INVESCO TREASURER'S SERIES TRUST

                                            By: _______________________________
                                                          President

ATTEST:

_____________________________________
              Secretary

                                     A.1.-6

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; MONEY MARKET FUNDS


  MONEY          1940 ACT        ADVISER     SUB-        ADVISORY FEE      SUB-ADVISORY NET ASSETS (AT
  MARKET FUNDS   OBJECTIVE                   ADVISER     RATE (BASED ON    FEE RATE     OCTOBER 31,
                                                         AVERAGE NET       (BASED ON    1996)
                                                         ASSETS)           AVERAGE NET
                                                                           ASSETS)
------------------------------------------------------------------------------------------------------
  TAX-FREE       High Level of   INVESCO     INVESCO     .50% of the first .15%           $58,199,973
  MONEY FUND*    Current Income; Funds       Trust       $300 million;
                 Preservation of Group,      Company     .40% of the next
                 Capital and     Inc.                    $200 million;
                 Liquidity;                              .30% over
                 Exempt from                             $500 million
                 Federal Tax
------------------------------------------------------------------------------------------------------
  CASH           High Level of   INVESCO     INVESCO     .50% of the first .15%          $703,240,532
  RESERVES       Current Income; Funds       Trust       $300 million;
  FUND*          Preservation of Group,      Company     .40% of the next
                 Capital and     Inc.                    $200 million;
                 Liquidity                               .30% over
                                                         $500 million
------------------------------------------------------------------------------------------------------
  U.S.           High Level of   INVESCO     INVESCO     .50% of the first .15%           $77,458,340
  GOVERNMENT     Current Income; Funds       Trust       $300 million;
  MONEY FUND*    Preservation of Group,      Company     .40% of the next
                 Capital and     Inc.                    $200 million;
                 Liquidity                               .30% over
                                                         $500 million
------------------------------------------------------------------------------------------------------
  CASH           High Level of   INVESCO     INVESCO     .50%              .10%           $19,283,604
  MANAGEMENT     Current Income; Services,   Capital
  PORTFOLIO      Preservation of Inc.        Management,
                 Capital and                 Inc.
                 Liquidity
------------------------------------------------------------------------------------------------------
  TREASURER'S    High Level of   INVESCO     None        .25%              N/A           $155,101,615
  MONEY          Current Income; Capital
  MARKET         Preservation of Management,
  RESERVE        Capital and     Inc.
  FUND           Liquidity

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; MONEY MARKET FUNDS


  MONEY          1940 ACT        ADVISER     SUB-    ADVISORY FEE   SUB-ADVISORY NET ASSETS (AT
  MARKET FUNDS   OBJECTIVE                   ADVISER RATE (BASED ON FEE RATE     OCTOBER 31,
                                                     AVERAGE NET    (BASED ON    1996)
                                                     ASSETS)        AVERAGE NET
                                                                    ASSETS)
-----------------------------------------------------------------------------------------------
  TREASURER'S    High Level of   INVESCO     None    .25%           N/A           $23,039,126
  TAX-EXEMPT     Current Income; Capital
  RESERVE FUND   Preservation of Management,
                 Capital and     Inc.
                 Liquidity;
                 Exempt from
                 Federal Tax

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

    TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN PROMPTLY.

                        INVESCO TREASURER'S SERIES TRUST
                 INVESCO TREASURER'S MONEY MARKET RESERVE FUND

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 31, 1997

The undersigned hereby appoints Fred A. Deering, George S. Robinson, Jr. and Tony D. Green, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Treasurer's Money Market Reserve Fund of INVESCO Treasurer's Series Trust (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard
Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE "FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

1. Proposal to approve a new investment advisory agreement between the Company and INVESCO Capital Management, Inc., such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                      For [ ]   Against [ ]   Abstain [ ]

2. Proposal to elect eleven trustees of the Company: Charles W. Brady, Dan J. Hesser, Fred A. Deering, Victor L. Andrews, Bob R. Baker, Lawrence H. Budner, Daniel D. Chabris, A. D. Frazier, Jr., Hubert L. Harris, Jr., Kenneth T. King and John W. McIntyre.

                               Vote on Trustees
              For All [ ]   Withhold All [ ]   For All Except [ ]

     To withhold authority to vote, mark "For All Except" and write the nominee's name on the line below.

              ---------------------------------------------------

3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending December 31, 1997.

                                Vote on Proposal
                      For [ ]   Against [ ]   Abstain [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.


--------------------------------------------------------------------------------
Signature                     Signature                             Date
                              (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

        TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN
                                   PROMPTLY.

                        INVESCO TREASURER'S SERIES TRUST
                  INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND

                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 31, 1997

The undersigned hereby appoints Fred A. Deering, George S. Robinson, Jr. and Tony D. Green, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Treasurer's Tax-Exempt Reserve Fund of INVESCO Treasurer's Series Trust (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard
Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 26, 1996, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE "FOR":

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

1. Proposal to approve a new investment advisory agreement between the Company and INVESCO Capital Management, Inc., such agreement to take effect only if the proposed merger of A I M Management Group, Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated.

                                Vote on Proposal
                       For [ ]  Against [ ]  Abstain [ ]


2. Proposal to elect eleven trustees of the Company: Charles W. Brady, Dan J. Hesser, Fred A. Deering, Victor L. Andrews, Bob R. Baker, Lawrence H. Budner, Daniel D. Chabris, A.D. Frazier, Jr., Hubert L. Harris, Jr., Kenneth T. King and John W. McIntyre.

                               Vote on Trustees

               For All [ ]   Withhold All [ ]   For All Except [ ]

     To withhold authority to vote, mark "For All Except" and write the nominee's name on the line below.

               ---------------------------------------------------


3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending December 31, 1997.

                                Vote on Proposal
                       For [ ]  Against [ ]  Abstain [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.


--------------------------------------------------------------------------------
Signature                     Signature                           Date
                              (Joint Owners)

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.